UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 15, 2006
WOLVERINE TUBE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12164 (Commission File Number)	63-0970812 (IRS Employer Identification No.)

200 Clinton Avenue West, Suite 1000
Huntsville, Alabama	35801
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (256) 353-1310
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement; and
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Ex-10.1 Third Amendment to Amended and Restated Consignment Agreement
Ex-10.2 Pledge and Security Agreement
Ex-10.3 Amendment No.2 to Receivables Sale Agreement (U.S.) and Amended and Restated Performance Undertaking
Ex-10.4 Amendment No.2 to Amended and Restated Receivables Purchase Agreement
Ex-10.5 Amendment No.6 to Amended and Restated Credit Agreement

Item 1.01 Entry into a Material Definitive Agreement; and
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     As previously disclosed in the Company’s Form 10-Q for the quarter ended October 1, 2006, during the third quarter of 2006 the Company was notified by Bank of America, N.A. (“BANA”), the Company’s silver consignment and forward contracts facility provider, of BANA’s intention to divest and/or exit its precious metals business in its entirety, which would include the silver consignment and forward contracts business with the Company. In anticipation of BANA’s exit from this business, the Company has been engaged in a process of evaluating alternatives to replace the facility. In order to facilitate this process, the Company requested that BANA delay the exercise of its right to terminate the facility beyond November 30, 2006 in order to provide the Company additional time to secure a replacement facility with a different provider. In connection therewith, on December 15, 2006, the Company entered into the following:
•	Third Amendment to Amended and Restated Consignment Agreement (the “Consignment Agreement Amendment”), dated as of December 15, 2006, among BANA, the Company and Wolverine Joining Technologies, LLC (“Wolverine Joining”);

•	Pledge and Security Agreement (the “Consignment Pledge Agreement”), dated as of December 15, 2006, among BANA, the Company and Wolverine Joining;

•	Amendment No. 2 to Receivables Sale Agreement (U.S.) and Amended and Restated Performance Undertaking (the “RSA Amendment”), effective as of December 15, 2006, among the Company, Tube Forming, L.P., Small Tube Manufacturing LLC, Wolverine Joining and DEJ Finance, LLC;

•	Amendment No. 2 to Amended and Restated Receivables Purchase Agreement (the “RPA Amendment”), effective as of December 15, 2006, among DEJ Finance, LLC, Wolverine Finance, LLC, the Company, Variable Funding Capital Company LLC, The CIT Group/Business Credit, Inc. and Wachovia Bank, National Association; and

•	Amendment No. 6 to Amended and Restated Credit Agreement, dated as of December 15, 2006, among the Company and its U.S. subsidiaries, the lenders named therein and Wachovia Bank, National Association, as administrative agent (the “Credit Agreement Amendment”).
     Silver consignment and forward contracts facility amendments. The Consignment Agreement Amendment further amends the Amended and Restated Consignment Agreement, dated as of April 28, 2005, among the Company, Wolverine Joining and BANA, as previously amended (as amended to date, the “Consignment Agreement”). The Consignment Agreement Amendment:

•	Adjusts the consignment limit to reduce the maximum value of consigned silver available at any time under the consignment facility to the lesser of $15 million or the value of 1.25 million fine troy ounces of silver, in either case less an amount equal to 20% of the face value of all outstanding forward contracts under the forward contracts facility;

•	Includes provisions to permit Wolverine Joining to sell accounts receivable under the receivables sale facility, and to release from BANA’s lien all receivables sold by Wolverine Joining pursuant thereto;

•	Provides for the deposit by the Company and Wolverine Joining of $9.5 million in an account pledged to BANA pursuant to the Consignment Pledge Agreement, to be held as additional collateral to secure the Company’s and Wolverine Joining’s obligations under the Consignment Agreement; and

•	Adjusts the Consignment Agreement’s termination provisions to provide for automatic termination of both the consignment facility and the forward contracts facility at the close of business on December 21, 2006, with full payment for all outstanding obligations thereunder due on December 22, 2006, at which time BANA may apply amounts held in the pledged account and draw upon its $6.0 million letter of credit to fund the Company’s and Wolverine Joining’s payment obligations.
     The foregoing description is qualified in its entirety by the terms of the Consignment Agreement Amendment and the Consignment Pledge Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference. The remaining terms of the Consignment Agreement, which are unchanged by the Consignment Agreement Amendment, are described under the caption “Liquidity Facilities” in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section of the Company’s Form 10-Q for the quarter ended April 2, 2006, as updated by the disclosure under the same caption of the Company’s Forms 10-Q for the quarters ended July 2, 2006 and October 1, 2006, which disclosure is incorporated herein by reference.
     As of December 18, 2006, the value of consigned silver in inventory under the consignment facility was approximately $13.8 million.
     Receivables sale facility amendments. The RSA Amendment further amends the Receivables Sale Agreement, dated as of April 28, 2005, among the Company, Small Tube Manufacturing, LLC, Tube Forming, L.P. and DEJ Finance, LLC, as previously amended, and the RPA Amendment further amends the Amended and Restated Receivables Purchase Agreement, dated as of April 4, 2006, among DEJ Finance, LLC, Wolverine Finance, LLC, the Company, Variable Funding Capital Company LLC, The CIT Group/Business Credit, Inc. and Wachovia Bank, National Association, as previously amended.
     The RSA Amendment and the RPA Amendment amend the receivables sale facility to include eligible accounts receivable originated by Wolverine Joining as being eligible for sale thereunder. Under the amended facility, Wolverine Joining will participate in the receivables sale facility as an additional Originator (along with the Company and its other wholly owned subsidiaries Small Tube Manufacturing, LLC, Tube Forming, L.P. and Wolverine Tube (Canada) Inc.). The Company has guaranteed the performance by Wolverine Joining of its obligations under the facility.
     The foregoing description is qualified in its entirety by the terms of the RSA Amendment and the RPA Amendment, copies of which are attached hereto as Exhibits 10.3 and 10.4 and are incorporated herein by reference. The remaining terms of the receivables sale facility, which are unchanged by the RSA Amendment and the RPA Amendment, are described under the captions “Off-Balance Sheet Arrangements” and “Liquidity Facilities” in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section of the Company’s Form 10-K for the year ended December 31, 2005, as updated by the disclosure under the same captions of the Company’s Forms 10-Q for the quarters ended April 2, 2006, July 2, 2006 and October 1, 2006, which disclosure is incorporated herein by reference.
     As of December 20, 2006, utilization of the receivables sale facility was approximately $49.4 million, leaving approximately $2.1 million in additional availability thereunder. This includes the availability of approximately $7.0 million resulting from the addition of Wolverine Joining as an Originator under the facility.
     Secured revolving credit facility amendments. The Credit Agreement Amendment further amends the Amended and Restated Credit Agreement, dated as of April 28, 2005, among the Company and its U.S. subsidiaries, the lenders named therein and Wachovia Bank, National Association, as previously amended (as amended to date, the “Credit Agreement”). The Credit Agreement Amendment revised the Credit Agreement to permit the amendments to the silver consignment and forward contracts facility and the receivables sale facility described above.
     The foregoing description is qualified in its entirety by the terms of the Credit Agreement Amendment, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference. The remaining terms of the Credit Agreement, which are unchanged by the Credit Agreement Amendment, are described under the caption “Liquidity Facilities” in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section of the Company’s Form 10-Q for the quarter ended April 2, 2006, as updated by the disclosure under the same caption of the Company’s Forms 10-Q for the quarters ended July 2, 2006 and October 1, 2006, which disclosure is incorporated herein by reference.
     As of December 20, 2006, $12.8 million in letters of credit and no revolving loans were outstanding under the secured revolving credit facility. After taking into account $3.2 million of reserves and other holdbacks, there was approximately $14.0 million in additional borrowing availability under the secured revolving credit facility as of that date. The additional borrowing availability is limited by a net tangible asset test.
     Wachovia Bank, National Association, the agent and, along with its affiliate, a liquidity provider under the receivables sale facility and the administrative agent and a lender under the secured revolving credit facility, also serves as the indenture trustee, paying agent and registrar for the Company’s 7-3/8% Senior Notes due 2008 and 10-1/2% Senior Notes due 2009, as well as the transfer agent for the Company’s common stock and administrator of the Company’s stock plans.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Third Amendment to Amended and Restated Consignment Agreement, dated as of December 15, 2006, among Bank of America, N.A., Wolverine Tube, Inc. and Wolverine Joining Technologies, LLC.

10.2	Pledge and Security Agreement, dated as of December 15, 2006, among Bank of America, N.A., Wolverine Tube, Inc. and Wolverine Joining Technologies, LLC.

10.3	Amendment No. 2 to Receivables Sale Agreement (U.S.) and Amended and Restated Performance Undertaking, effective as of December 15, 2006, among Wolverine Tube, Inc., Tube Forming, L.P., Small Tube Manufacturing LLC, Wolverine Joining Technologies, LLC and DEJ Finance, LLC.

10.4	Amendment No. 2 to Amended and Restated Receivables Purchase Agreement, effective as of December 15, 2006, among DEJ Finance, LLC, Wolverine Finance, LLC, Wolverine Tube, Inc., Variable Funding Capital Company LLC, The CIT Group/Business Credit, Inc. and Wachovia Bank, National Association.

10.5	Amendment No. 6 to Amended and Restated Credit Agreement, dated as of December 15, 2006, among Wolverine Tube, Inc. and its U.S. subsidiaries, the lenders named therein and Wachovia Bank, National Association, as administrative agent.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Dated: December 20, 2006

WOLVERINE TUBE, INC.
By:	/s/ James E. Deason
James E. Deason
Senior Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amendment to Amended and Restated Consignment Agreement, dated as of December 15, 2006, among Bank of America, N.A., Wolverine Tube, Inc. and Wolverine Joining Technologies, LLC.

10.2	Pledge and Security Agreement, dated as of December 15, 2006, among Bank of America, N.A., Wolverine Tube, Inc. and Wolverine Joining Technologies, LLC.

10.3	Amendment No. 2 to Receivables Sale Agreement (U.S.) and Amended and Restated Performance Undertaking, effective as of December 15, 2006, among Wolverine Tube, Inc., Tube Forming, L.P., Small Tube Manufacturing LLC, Wolverine Joining Technologies, LLC and DEJ Finance, LLC.

10.4	Amendment No. 2 to Amended and Restated Receivables Purchase Agreement, effective as of December 15, 2006, among DEJ Finance, LLC, Wolverine Finance, LLC, Wolverine Tube, Inc., Variable Funding Capital Company LLC, The CIT Group/Business Credit, Inc. and Wachovia Bank, National Association.

10.5	Amendment No. 6 to Amended and Restated Credit Agreement, dated as of December 15, 2006, among Wolverine Tube, Inc. and its U.S. subsidiaries, the lenders named therein and Wachovia Bank, National Association, as administrative agent.